Pacer ActiveAlpha India Quality ETF
Schedule of Investments
July 31, 2026 (Unaudited)

COMMON STOCKS - 101.0%	Shares	Value
Communication Services - 4.2%
Indus Towers Ltd. (a)	10,981	$ 45,010

Consumer Discretionary - 22.5%
Bajaj Auto Ltd.	312	37,671
Eicher Motors Ltd.	689	56,566
Hero MotoCorp Ltd.	908	51,255
Maruti Suzuki India Ltd.	223	33,267
Titan Co. Ltd.	1,147	58,606
		237,365

Consumer Staples - 12.1%
Avenue Supermarts Ltd. (a)(b)	654	26,876
Britannia Industries Ltd.	511	29,008
Marico Ltd.	3,746	34,182
Nestle India Ltd.	2,383	37,702
		127,768

Energy - 2.6%
Coal India Ltd.	6,248	27,120

Financials - 13.5%
AU Small Finance Bank Ltd. (b)	3,248	35,651
Bank of Maharashtra	43,998	36,581
Canara Bank	22,143	29,004
Nippon Life India Asset Management Ltd. (b)	3,379	41,129
		142,365

Health Care - 17.0%
Alkem Laboratories Ltd.	443	26,704
Dr Lal PathLabs Ltd. (b)	2,121	42,351
Dr Reddy's Laboratories Ltd.	3,745	45,062
Natco Pharma Ltd.	2,826	27,160
Torrent Pharmaceuticals Ltd.	703	37,732
		179,009

Industrials - 16.7%
Astral Ltd.	2,913	44,225
Cummins India Ltd.	611	35,342
Polycab India Ltd.	395	37,699
Timken India Ltd.	693	22,845
Zen Technologies Ltd.	2,112	35,952
		176,063

Materials - 12.4%
APL Apollo Tubes Ltd.	1,417	27,021
Hindustan Copper Ltd.	5,716	29,450
National Aluminium Co. Ltd.	11,566	42,433
NMDC Ltd.	35,775	31,885
		130,789
TOTAL COMMON STOCKS (Cost $984,803)		1,065,489

TOTAL INVESTMENTS - 101.0% (Cost $984,803)		1,065,489
Liabilities in Excess of Other Assets - (1.0)%	(0.01037)	(10,932)
TOTAL NET ASSETS - 100.0%		$ 1,054,557

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)	Non-income producing security.
(b)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of July 31, 2026, the value of these securities total $146,007 or 13.8% of the Fund’s net assets.

Summary of Fair Value Disclosure as of July 31, 2026 (Unaudited)

Pacer ActiveAlpha India Quality ETF has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of July 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$ 1,065,489	$ –	$ –	$ 1,065,489
Total Investments	$ 1,065,489	$ –	$ –	$ 1,065,489

Refer to the Schedule of Investments for further disaggregation of investment categories.